Q4 and full year 2021 Financial results February 17, 2022 EXHIBIT 99.2

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “assume,” “believe,” “could,” “estimate,” “expect,” “guidance,” “intend,” “many,” “positioned,” “potential,” “project,” “think,” “should,” “target,” “will,” “would” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our acquisition of Anlin; pricing actions benefitting margins; improvement of our operations and business integration; and our Sales and EBITDA guidance. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic, including the impact of the pandemic and these measures on the economies and demand for our products in the states where we sell them, and on our customers, suppliers, labor force, business, operations and financial performance; unpredictable weather and macroeconomic factors that may negatively impact the repair and remodel and new construction markets and the construction industry generally, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally; changes in raw material prices, especially for aluminum, glass and vinyl, including, price increases due to the implementation of tariffs and other trade-related restrictions or pandemic-related supply chain interruptions; our dependence on a limited number of suppliers for certain of our key material; our dependence on our impact-resistant product lines, which increased with the Eco Acquisition, and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products; the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our recent acquisitions, including Anlin, and our Eco Acquisition; our level of indebtedness, which increased in connection with our Eco Acquisition, and the acquisition of Anlin; increases in credit losses from obligations owed to us by our customers in the event of a downturn in the home repair and remodel or new home construction channels in our core markets and our inability to collect such obligations from such customers; the risks that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from our acquisition of Anlin, and from our Eco Acquisition may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates; increases in transportation costs, including increases in fuel prices; our dependence on our limited number of geographically concentrated manufacturing facilities, which increased further due to our Eco Acquisition; sales fluctuations to and changes in our relationships with key customers; federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations; risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; product liability and warranty claims brought against us; in addition to our acquisition Eco Acquisition, and the acquisition of Anlin, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected at the time we acquired it; and the other risks and uncertainties discussed under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended January 2, 2021, and our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Use of Non-GAAP Financial Measures This presentation and the financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). We believe that presentation of non-GAAP measures such as adjusted net income, adjusted net income per share, and adjusted EBITDA provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this release are provided to give investors access to types of measures that we use in analyzing our results. Adjusted net income consists of GAAP net income adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share adjusted for the items included in the accompanying reconciliation. We believe these measures enable investors and analysts to more thoroughly evaluate our current performance as compared to the past performance and provide a better baseline for assessing the Company's future earnings potential. However, these measures do not provide a complete picture of our operations. Adjusted EBITDA consists of net income, adjusted for the items included in the accompanying reconciliation. We believe that adjusted EBITDA provides useful information to investors and analysts about the Company's performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments. Our calculations of adjusted net income and adjusted net income per share, and adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile adjusted net income, adjusted net income per share, and adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release. Adjusted EBITDA as used in the calculation of the net debt-to-Adjusted EBITDA ratio, consists of our adjusted EBITDA as described above, but for the trailing twelve-month period, adjusted pursuant to the covenants contained in our credit agreements.

Key messages 1 Q4 2021 net sales increased 37% vs prior-year quarter to $304M; total organic growth of 17% 2 New acquisitions proving accretive; full-year sales contribution of $107M from Eco Window Systems and Anlin Windows & Doors 3 Margin expansion in Q4 2021, aided by pricing actions and cost controls, despite inflationary headwinds and supply chain and labor challenges 4 Generated strong cash flow, ending the year with a cash balance of $96 million, with net leverage well within our target range 5 Guiding to robust net sales and adjusted EBITDA growth in 2022

Sales trends Sales Highlights Q4’21 organic sales up 12% YoY in Southeast Region Q4’21 organic sales up 45% YoY in Western Region R&R and New Construction Markets contributed to the growth Strong growth in several states including Florida, Texas and Arizona New South Highlights New South sales grew 33% YoY 13 retail stores, up from 7 from Feb 2020, were opened by the end of 2021. 4 new stores expected to open in 2022, all outside Florida. Looking Ahead Housing inventory remains tights in our key markets Backlog finished at $356M at the end of 2021, compared to $200M at the end of 2020

Strategic Framework for Profitable Growth 01. Drive brand recognition and loyalty through CUSTOMER-CENTRIC INNOVATION to expand our diversified family of premium brands 02. Invest in our employees to attract and retain talented, DEDICATED LEADERS to drive our business and SUPPORT SUSTAINABILITY TRENDS reshaping the future of our world 03. Transform our manufacturing operations to SCALE OUR BUSINESS to capture increasing long-term demand 04. Strategically allocate FREE CASH FLOW primarily to support profitable growth in desirable markets and geographies

Q4 2021 results Recognized leader in premium windows and doors that can withstand some of the toughest weather conditions on earth and unify indoor/outdoor living spaces Q4 2021 vs. Q4 2020 Net Sales $304.4M 37.4% ↑ Gross Profit $108.3M 37.4% ↑ Gross Margin 35.6% 10bps ↑ Adjusted EBITDA1 $48.2M 47.9% ↑ Adj. EBITDA Margin1 15.7% 110bps ↑ Adj. Diluted EPS1 $0.31 72.2% ↑ Highlights Total revenue growth of 37%, including 17% organic growth Southeast up 12%, Western up 45% Pricing offsetting raw material inflation Good SG&A control – 110 bps benefit from legacy business units Organic EBITDA expansion of 90 bps Ending Backlog of $356M, up $156M change from $200M at 01/02/21 1. Refer to reconciliation to GAAP

Full-year 2021 results Recognized leader in premium windows and doors that can withstand some of the toughest weather conditions on earth and unify indoor/outdoor living spaces 2021 vs. 2020 Net Sales $1,161.5M 31.6% ↑ Gross Profit $403.5M 25.6% ↑ Gross Margin 34.7% 170bps ↓ Adjusted EBITDA1 $169.4M 13.0% ↑ Adj. EBITDA Margin1 14.6% 240bps ↓ Adj. Diluted EPS1 $1.03 5.2% ↑ Highlights Sales contribution of $107M from ECO and Anlin Organic sales increased 19% YoY: Southeast up 17% and Western up 26% Organic growth of 8% YoY in Repair & Remodel and 22% YoY in New Construction Margins reflect increased headcount with corresponding training costs and higher wages and overtime Pricing actions taken in Q4 2021 benefitted margins in late 2021, which continue in 2022 1. Refer to reconciliation to GAAP

Balance sheet and Liquidity Update NET LEVERAGE Total Debt Outstanding1 $635.0M Less: Cash1 $96.1M Net Debt1 $538.9M Run-Rate LTM Adj EBITDA1 $183.8M Net Debt to Adj EBITDA1 2.9x LIQUIDITY PROFILE Cash $96.1M Unused Credit Capacity $74.4M Total Available Liquidity $170.5M Senior Notes (Oct 2029) $575.0M Term Loan (Oct 2024) $60.0M Total Debt Outstanding $635.0M Debt Maturity Schedule ($M) as of 01/03/2022 Term Loan Senior Notes COMMENTARY Strong and flexible balance sheet provides significant optionality to scale Expense mitigation resulting in elevated free cash flow profile Net debt to run-rate adjusted EBITDA1 ratio of 2.9x 1. Refer to reconciliation to GAAP

HIGHLIGHTS Proven track record of deleveraging acquisitions Net debt to trailing 12-month adjusted EBITDA1 within target range Strong Adj. EBITDA and cash flow growth reduce financial risk Strong balance sheet Adjusted EBITDA1 and Leverage Ratio2 ACQUIRED ACQUIRED ACQUIRED ACQUIRED 1.Adjusted EBITDA is calculated in accordance with our credit agreement. Refer to reconciliation to GAAP; 2. Leverage ratio defined as net debt divided by trailing-twelve-month adjusted EBITDA; refer to reconciliation to GAAP. ACQUIRED ACQUIRED

INTERNAL INVESTMENT DEBT REDUCTION STRATEGIC ACQUISITIONS Long-Term Capital Allocation priorities Investment in continuous improvement expected to drive margin growth Strategic selling initiatives and marketing enhancements driving sales in 2021 and beyond Capex target: 3.5% of sales 01. Expect to maintain a strong balance sheet and conservative capital structure Long-term target Leverage Ratio of 2x – 3x 02. Aligned with growth priorities and expected to grow shareholder value over the long-term Expansion into new regions, channels or products Addition of technologies, enhanced manufacturing or supply chain capabilities 03.

Modeling Assumptions and Guidance for 2022 2022 Modeling Assumptions Depreciation and Amortization1 $14 – 15 M / quarter Interest Expense2 ~$8M / quarter Non-cash Stock Compensation ~$2M / quarter Capex as % of Net Sales 3% – 4% Tax Rate ~26% Full-Year 2021 Results 2022 Guidance1 as of 2/24/21 2022 Guidance vs. Full-Year 2021 Net Sales $1.16B Net Sales $1.35B-$1.45B 16% – 25% Adjusted EBITDA1 $169M Adjusted EBITDA1 $220M – $250M 30% – 48% 1. Refer to reconciliation to GAAP

Why Invest in PGT Innovations 01. National leader in growing premium impact-resistant and indoor / outdoor window and door category 02. Well positioned with diversified product portfolio to capture profitable growth in new construction and R&R channels 03. Continued focus on operational efficiencies expected to drive additional margin expansion 04. Expect to continue investing in talent and R&D to remain an industry leader in innovation and product development 05. Sustainability has long been part of our company culture

Q&A

Appendix Reconciliation to Pro Forma Net Debt Leverage Ratio, Adjusted Net Income, Adjusted Net Income per Share-diluted, and Adjusted EBITDA, and Run-Rate Adjusted EBITDA

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except RATIO)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except per share amounts and PERCENTAGES) THREE MONTHS ENDED JANUARY 1, 2022, AND JANUARY 2, 2021 THREE MONTHS ENDED 01/01/2022 01/02/2021

Reconciliation of GAAP to NON-gaap MEASURES In 2021, represents costs relating to our acquisition of Eco, and previously announced acquisition of Anlin. In 2020, represents costs relating to our acquisition of NewSouth classified as selling, general and administrative expenses in the accompanying consolidated statement of operations for the year ended January 1, 2022. Represents debt extinguishment costs relating to the issuance of our $575 million of 4.375% senior notes due 2029 and contemporaneous prepayment of our $425 million of 6.750% senior notes due 2026, and the prepayment of our $54 million term loan A facility, which was due in 2022, and subsequent placement of our $60 million term loan A facility due 2024, both transactions relating to the financing of our Anlin Acquisition. Of the $25.5 million of debt extinguishment costs, $21.5 million represents a 5.063% call premium paid for prepaying the $425 million of 6.750% senior notes, and $4.0 million represents the net write-offs of deferred financing premiums, costs, fees and original issue discounts that existed at the time of these events, classified as debt extinguishment costs in the accompanying statement of operations for the year ended January 1, 2022. Represents incremental costs related to the wind-down of our commercial business acquired in the New South acquisition. Of the $4.2 million of these costs, $2.7 million are classified as cost of sales, and $1.5 million are classified as selling, general and administrative expenses in the accompanying consolidated statement of operations for the year ended January 1, 2022. A portion of these costs may be recoverable through insurance. Represents costs related to the relocation of our CGI Commercial operations to a new location in the Miami area to be shared with our acquired Eco Enterprises entity. These costs are classified as cost of sales with in the accompanying consolidated statement of operations for the year ended January 1, 2022. Represents incremental costs incurred relating to the coronavirus pandemic and resurgence of its Delta and Omicron variants in 2021, including cleaning and sanitizing costs for the protection of the health of our employees and safety of our facilities, as well as costs of lost productivity from employee quarantines and testing, classified as selling, general and administrative expenses within the accompanying consolidated statement of operations for the years ended January 1, 2022, and January 2, 2021. Represents costs relating to product line rationalizations and transitions, classified within cost of sales for the years ended January 1, 2022, and January 2, 2021. Adjusted EBITDA of Anlin and ECO represents, for the applicable period, management's estimates of the annual Adjusted EBITDA of the acquired business, based on its most recently available historical financial information at the time of acquisition, as adjusted to give effect to (a) the elimination of expenses related to the prior owners and certain other costs and expenses that are not indicative of the underlying business performance, if any, as if such business had been acquired on the first day of such period (“Acquisition EBITDA Adjustments”), and (b) contract and acquisition annualization for contracts entered into and acquisitions completed by such acquired business prior to our acquisition. Further adjustments are made to such annual Adjusted EBITDA to reflect estimated operating cost savings and synergies, if any, anticipated to be realized upon acquisition and integration of the business into our operations. We use Adjusted EBITDA for the acquired businesses to adjust our Adjusted EBITDA to include a proportional amount of the Adjusted EBITDA of the acquired businesses based upon the respective number of months of operation for such period prior to the date of our acquisition of each such business. Run-Rate Adjusted EBITDA represents Adjusted EBITDA for the applicable period as adjusted to give effect to management's estimates of Adjusted EBITDA of Anlin and of ECO. These adjustments reflect monthly allocations of Adjusted EBITDA for the acquired businesses based on straight line proration. As a result, these estimates do not take into account the seasonality of a particular acquired business. While we do not believe the seasonality of any-one acquired business is material when aggregated with other acquired businesses, the estimates may result in a higher or lower adjustment to our Run-Rate Adjusted EBITDA than would have resulted had we adjusted for the actual results of each of the acquired businesses for the period prior to our acquisition. We primarily use Run-Rate Adjusted EBITDA to show how PGT Innovations, Inc. would have performed if each of the interim acquisitions had been consummated at the start of the period. We also believe that Run-Rate Adjusted EBITDA is useful to investors and creditors to monitor and evaluate our borrowing capacity and compliance with certain of our debt covenants. Run-Rate Adjusted EBITDA as presented herein is calculated in accordance with the terms of our existing term loan credit agreement. Run-Rate net debt leverage ratio represents Net debt divided by Run-Rate Adjusted EBITDA.